Exhibit 21

H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES

AS OF NOVEMBER 27, 2004

SUBSIDIARY	JURISDICTION OF ORGANIZATION	OWNERSHIP	% OWNED
	UNITED STATES
H.B. Fuller Company	United States
Branch: Indonesia
H.B. Fuller International Inc.	United States	H.B. Fuller Company	100.00
Specialty Constructions Brands, Inc.	United States	H.B. Fuller Company	100.00
H.B. Fuller Licensing & Financing, Inc.	United States	H.B. Fuller Company	100.00
Adalis Corporation	United States	H.B. Fuller Company	100.00
Stratyc, Inc.	United States	H.B. Fuller Company	100.00
Stratyc LLC	United States	H.B. Fuller Company	99.00
		Stratyc, Inc.	1.00
H.B. Fuller Automotive Company	United States	H.B. Fuller Company	100.00

	EFTEC
EFTEC North America, LLC	United States	H.B. Fuller Automotive Company	70.00
Autotek Sealants, Inc.	United States	EFTEC North America, LLC	48.00
EFTEC Latin America	Panama	EFTEC North America, LLC	88.50
EFTEC Brasil Ltda.	Brazil	EFTEC Latin America	99.90
		EFTEC North America, LLC	0.10
EFTEC Cipatex Adesivos e Laminados S.A.	Brazil	EFTEC Brasil Ltda.	50.00
Grupo Placosa EFTEC, S.A. de C.V.	Mexico	EFTEC North America, LLC	33.33
EFTEC Europe Holding AG	Switzerland	EFTEC North America, LLC	30.00
EFTEC AG	Switzerland	EFTEC Europe Holding AG	100.00
EFTEC Sarl	France	EFTEC Europe Holding AG	100.00
EFTEC AB	Sweden	EFTEC Europe Holding AG	100.00
EFTEC Ltd.	U.K.	EFTEC Europe Holding AG	100.00
EFTEC NV.	Belgium	EFTEC Europe Holding AG	100.00
EFTEC S.A.	Spain	EFTEC Europe Holding AG	100.00
EFTEC GmbH	Germany	EFTEC Europe Holding AG	100.00
EFTEC Engineering GmbH	Germany	EFTEC Europe Holding AG	100.00
EFTEC Engineering AB	Sweden	EFTEC Europe Holding AG	100.00
D Plast - EFTEC a.s.	Czech Republic	EFTEC Europe Holding AG	50.00
Zao Plastol	Ukraine	D Plast - EFTEC a.s.	85.00
D Plast - EFTEC RT	Russia	D Plast - EFTEC a.s.	60.00
D Plast - EFTEC NN	Russia	D Plast - EFTEC a.s.	100.00
EFTEC Asia Pte. Ltd.	Singapore	EFTEC Europe Holding AG	60.00
		H.B. Fuller Automotive Company	20.00
EFTEC (Thailand) Co., Ltd.	Thailand	EFTEC Asia Pte. Ltd.	100.00
Changchun EFTEC Chemical Products Ltd.	China	EFTEC Asia Pte. Ltd.	60.00
Shanghai EFTEC Chemical Products Ltd.	China	EFTEC Asia Pte. Ltd.	60.00
EFTEC Shroff India Ltd.	India	EFTEC Asia Pte. Ltd.	49.00

	CANADA/MEXICO
H.B. Fuller Canada Holding Co.	Canada	H.B. Fuller Company	100.00
H.B. Fuller Canada Investment Co.	Canada	H.B. Fuller Canada Holding Co.	100.00
H.B. Fuller Canada (partnership)	Canada	H.B. Fuller Canada Holding Co.	99.99
		H.B. Fuller Canada Investment Co.	0.01
H.B. Fuller Mexico, S.A.	Mexico	H.B. Fuller Company	100.00

H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES

AS OF NOVEMBER 27, 2004

	SUBSIDIARY	JURISDICTION OF ORGANIZATION	OWNERSHIP	% OWNED
		EUROPE
	H.B. Fuller Benelux B.V.	Netherlands	H.B. Fuller Canada Holding Co.	100.00
	Branch: Switzerland
	H.B. Fuller Austria Produktions GesmbH	Austria	H.B. Fuller Benelux B.V.	90.00
			H.B. Fuller Company	10.00
	H.B. Fuller Austria GesmbH	Austria	H.B. Fuller Benelux B.V.	90.00
			H.B. Fuller Company	10.00
	H.B. Fuller Belgium N.V./S.A.	Belgium	H.B. Fuller Company	99.80
			H.B. Fuller Deutschland Produktions GmbH	0.20
	H.B. Fuller Deutschland Holding GmbH	Germany	H.B. Fuller Benelux B.V.	100.00
	H.B. Fuller Deutschland Produktions GmbH	Germany	H.B. Fuller Deutschland Holding GmbH	90.00
			H.B. Fuller Company	10.00
	H.B. Fuller Deutschland GmbH	Germany	H.B. Fuller Deutschland Holding GmbH	100.00
	Branch - Poland
*	Isar-Rakoll Chemie, GmbH	Germany	H.B. Fuller Deutschland Produktions GmbH	100.00
	H.B. Fuller France SAS	France	H.B. Fuller Benelux B.V.	100.00
	H.B. Fuller Finance (Ireland)	Ireland	H.B. Fuller Europe GmbH	100.00
	H.B. Fuller Italia Holding s.r.l.	Italy	H.B. Fuller Benelux B.V.	100.00
	H.B. Fuller Italia Produzione s.r.l.	Italy	H.B. Fuller Italia Holding s.r.l.	100.00
	H.B. Fuller Italia s.r.l.	Italy	H.B. Fuller Italia Holding s.r.l.	100.00
	H.B. Fuller Portugal - SGPS, Lda.	Portugal	H.B. Fuller Benelux B.V.	90.00
			H.B. Fuller Company	10.00
	Proadec Productos Quimicos, S.A.	Portugal	H.B. Fuller Portugal - SGPS Lda.	100.00
	Isar-Rakoll Chemie Portuguesa, S.A.	Portugal	H.B. Fuller Portugal - SGPS Lda.	100.00
	Isar-Rakoll, S.A.	Portugal	Isar-Rakoll Chemie Portuguesa, S.A.	100.00
	H.B. Fuller Sverige AB	Sweden	H.B. Fuller Benelux B.V.	100.00
	H.B. Fuller Espana, S.A.	Spain	H.B. Fuller Company	100.00
	Proadec Quimicos Espana, S.A.	Spain	H.B. Fuller Espana, S. A.	100.00
*	H.B. Fuller Schweiz AG (in liquidation)	Switzerland	H.B. Fuller Deutschland Produktions GmbH	100.00
	H.B. Fuller Europe GmbH	Switzerland	H.B. Fuller Benelux B.V.	99.00
			H.B. Fuller Canada Holding Co.	1.00
	H.B. Fuller Holdings Limited	U.K.	H.B. Fuller Company	100.00
	H.B. Fuller Group Limited	U.K.	H.B. Fuller Holdings Limited	100.00
	H.B. Fuller U.K. Operations Ltd.	U.K.	H.B.Fuller Group Ltd	100.00
	H.B. F. Ltd.	U.K.	H.B. Fuller U.K. Operations Ltd.	100.00
	H.B. Fuller U.K. Ltd.	U.K.	H.B. Fuller U.K. Operations Ltd.	100.00
	H.B. Fuller Powder Coatings Limited	U.K.	H.B. Fuller U.K. Operations Ltd.	100.00
	Branches: Dubai, UAE
	Powderstore Limited	U.K.	H.B. Fuller U.K. Operations Ltd.	100.00
	Datac Ltd.	U.K.	H.B. Fuller U.K. Operations Ltd.	100.00
	H.B. Fuller U.K. Manufacturing Limited	U.K.	H.B. Fuller U.K. Operations Ltd.	100.00

H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES

AS OF NOVEMBER 27, 2004

	SUBSIDIARY	JURISDICTION OF ORGANIZATION	OWNERSHIP	% OWNED
		ASIA-PACIFIC
	H.B. Fuller Company Australia Pty. Ltd.	Australia	H.B. Fuller Company	100.00
	H.B. Fuller (China) Adhesives Ltd.	China	H.B. Fuller Company	99.00
	H.B. Fuller (Shanghai) Trading Ltd.	China	H.B. Fuller Company	100.00
	H.B. Fuller (Shanghai) Consulting Ltd.	China	H.B. Fuller Company	100.00
*	H.B. Fuller India Private Limited	India	H.B. Fuller Company	99.90
	H.B. Fuller Japan Company, Ltd.	Japan	H.B. Fuller Company	100.00
	H.B. Fuller Korea, Ltd.	Korea	H.B. Fuller Company	100.00
	H.B. Fuller (Malaysia) Sdn. Bhd. (in liquidation)	Malaysia	H.B. Fuller Company	100.00
	H.B. Fuller Company (N.Z.) Ltd.	New Zealand	H.B. Fuller Company	99.90
	H.B. Fuller (Philippines), Inc.	Philippines	H.B. Fuller Company	93.68
	HBF Realty Corporation	Philippines	H.B. Fuller Company	40.00
	H.B. Fuller Taiwan Co., Ltd.	Taiwan	H.B. Fuller Company	100.00
	H.B. Fuller (Thailand) Co., Ltd.	Thailand	H.B. Fuller Company	99.90
*	Multi-Clean (Lebanon) S.A.R.L.	Lebanon	H.B. Fuller Company	100.00
*	H.B. Fuller Lebanon S.A.R.L.	Lebanon	H.B. Fuller Company	100.00

		LATIN AMERICA
	Centro de Pinturas Glidden-Protecto, S.A.	Panama	H.B. Fuller Company	100.00
	Fabrica de Pinturas Glidden, S.A.	Panama	H.B. Fuller Company	100.00
	H.B. Fuller Holding Panama Co.	Panama	H.B. Fuller Company	100.00
	Glidden Panama S.A.	Panama	H.B. Fuller Holding Panama Co.	100.00
*	Distribuidora Americana, S.A.	Ecuador	H.B. Fuller Company	100.00
	Kativo Chemical Industries, S.A.	Panama	H.B. Fuller Company	100.00

		Kativo Consolidated Subsidiaries
	H.B. Fuller Argentina, S.A.	Argentina	Kativo Chemical Industries, S.A.	99.99
			H.B. Fuller Company	0.01
	H.B. Fuller Bolivia, Ltda.	Bolivia	Kativo Chemical Industries, S.A.	50.00
			Chemical Supply Corporation	50.00
	H.B. Fuller Brazil, Ltda.	Brazil	Chemical Supply Corporation	85.87
			Kativo Chemical Industries, S.A.	14.11
			Kativo de Panama, S.A.	0.02
*	Adhesivos H.B. Fuller (Sul) Ltda.	Brazil	Chemical Supply Corporation	99.81	note b
			Kativo Chemical Industries, S.A.	0.15
			H.B. Fuller Brazil, Ltda.	0.04
	H.B. Fuller Chile, S.A.	Chile	Kativo Chemical Industries, S.A.	99.99
			Minority	0.01
	H.B. Fuller Colombia, Ltda.	Colombia	Kativo Chemical Industries, S.A.	98.00
			Minority	2.00
	Kativo Costa Rica, S.A.	Costa Rica	Kativo Chemical Industries, S.A.	100.00
	Reca Quimica, S.A.	Costa Rica	Kativo Chemical Industries, S.A.	100.00
	H.B. Fuller Centroamerica, S.A.	Costa Rica	Kativo Chemical Industries, S.A.	100.00
*	Resistol, S.A.	Costa Rica	Kativo Chemical Industries, S.A.	100.00

H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES

AS OF NOVEMBER 27, 2004

	SUBSIDIARY	JURISDICTION OF ORGANIZATION	OWNERSHIP	% OWNED
		Kativo Consolidated Subsidiaries
	H.B. Fuller Caribe, S.A.	Dominican Republic	Kativo Chemical Industries, S.A.	90.60
			Chemical Supply Corporation	8.82
			Kativo Panama, S.A.	0.01
			Kativo Honduras, S.A.	0.01
			H.B. Fuller Centroamerica, S.A.	0.01
			Olga Ferrer	0.54
			Juan Bancalari	0.01
	H.B. Fuller Ecuador, S.A.	Ecuador	Kativo Chemical Industries, S.A.	50.00
			Chemical Supply Corporation	50.00
	Kativo Industrial de El Salvador, S.A.	El Salvador	Kativo Chemical Industries, S.A.	80.00
			Chemical Supply Corporation	20.00
*	H.B. Fuller El Salvador, S.A.	El Salvador	Kativo Chemical Industries, S.A.	80.00
			Chemical Supply Corporation	20.00
*	Deco Tintas de El Salvador, S.A.	El Salvador	Kativo Chemical Industries, S.A.	80.00	note b
			Chemical Supply Corporation	20.00
	Kativo Comercial de Guatemala, S.A.	Guatemala	Kativo Chemical Industries, S.A.	80.00
			Chemical Supply Corporation	20.00
*	H.B. Fuller Guatemala, S.A.	Guatemala	Chemical Supply Corporation	100.00
*	Resistol, S.A.	Guatemala	H.B. Fuller Guatemala, S.A.	100.00
	Kativo de Honduras, S.A.	Honduras	Kativo Chemical Industries, S.A.	69.29
			Fuller Istmena, S.A.	30.65
			H.B. Fuller Panama, S.A.	0.02
			Kativo de Panama, S.A.	0.02
			Chemical Supply Corporation	0.02
	Aerosoles de Centroamerica, S.A.	Honduras	Kativo Chemical Industries, S.A.	99.88
			H.B. Fuller Panama, S.A.	0.09
			Chemical Supply Corporation	0.01
			Papeleria e Imprenta Calderon	0.01
			Teodorica Sierra	0.01
*	H.B. Fuller Honduras, S.A.	Honduras	Kativo Chemical Industries, S.A.	20.00	note b
			Fuller Istmena, S.A.	20.00
			Kativo de Panama, S.A.	20.00
			H.B. Fuller Panama, S.A.	20.00
			Chemical Supply Corporation	20.00
	Industrias Kativo de Nicaragua, S.A.	Nicaragua	Kativo Chemical Industries, S.A.	99.99
			Minority	0.01
*	H.B. Fuller Nicaragua, S.A.	Nicaragua	Kativo Chemical Industries, S.A.	99.80
			Minority	0.20
	Chemical Supply Corporation	Panama	Kativo Chemical Industries, S.A.	100.00
*	Kativo de Panama, S.A.	Panama	Kativo Chemical Industries, S.A.	100.00	note b
*	Fuller Istmena, S.A.	Panama	Kativo de Panama, S.A.	100.00	note b
*	Deco Tintas Comerciales, S.A.	Panama	Kativo Chemical Industries, S.A.	100.00	note b
*	H.B. Fuller Panama, S.A.	Panama	Kativo Chemical Industries, S.A.	100.00	note b
*	Deco Tintas de Panama, S.A.	Panama	Kativo Chemical Industries, S.A.	100.00	note b

H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES

AS OF NOVEMBER 27, 2004

	SUBSIDIARY	JURISDICTION OF ORGANIZATION	OWNERSHIP	% OWNED
*	Chemical Supply Peruana, S.A.	Peru	Chemical Supply Corporation	99.99	note a
			Minority	0.01
	H.B. Fuller Peru, S.A.	Peru	Kativo Chemical Industries, S.A.	99.00
			Minority (Peru atty)	1.00
	H.B. Fuller Caribbean	Puerto Rico	H.B. Fuller Caribe (Dominicana)	100.00
	H.B. Fuller Uruguay, S.A.	Uruguay	Kativo Chemical Industries	100.00
*	H.B. Fuller Venezuela, C.A.	Venezuela	Kativo Chemical Industries, S.A.	100.00	note b

* — Inactive Entities

a — Liquidation process has begun.

b — To be liquidated or merged